Business Combinations, Divestitures and Discontinued Operations and Selected Financial Information by Operating Segment and Line of Business - Summary of Combined Condensed Fair Value Information of the Assets Acquired and Liabilities (Detail) - Assets and liabilities classified as held for sale [member] - USD ($)
$ in Millions
	Dec. 31, 2025	Dec. 31, 2024
RC-Baustoffe Berlin [member]
Disclosure of operating segments [line items]
Current assets	$ 37
Property, machinery and equipment	113
Intangible assets and goodwill	35
Total assets	185
Current liabilities	20
Non-current liabilities	38
Total liabilities	58
Net assets acquired	$ 127
Kiesel, Atlantic Minerals and SHTANG [member]
Disclosure of operating segments [line items]
Current assets		$ 2
Property, machinery and equipment		8
Intangible assets and goodwill		5
Total assets		15
Current liabilities		1
Non-current liabilities		9
Total liabilities		10
Net assets acquired		$ 5